SHARE ISSUANCE AGREEMENT

THIS SHARE ISSUANCE AGREEMENT (this “Agreement”) is effective as May 15, 2018, and is entered into by and among Hancock Jaffe Laboratories, Inc., a Delaware corporation (the “Company”), and [] (the “Purchaser”).

R E C I T A L S

A. The Company desires to sell and issue to the Purchaser and the Purchaser desires to purchase from the Company____([]) shares (the “Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), in consideration of such Purchaser’s funding of additional capital to the Company pursuant to which the Company will issue promissory notes to such Purchaser (the “Consideration”).

B. The parties now desire to enter into this Agreement, upon such terms and conditions as are set forth below, to provide for the sale and issuance of the Shares to the Purchaser.

NOW, THEREFORE, with reference to the foregoing recitals, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

A G R E E M E N T

1. Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, on such date and time as the Company and Purchaser agree, the Purchaser agrees to purchase, severally and not jointly, and the Company agrees to sell and issue to the Purchaser, the Shares for the Consideration. The initial issuance and sale of the Shares shall be deemed the “Initial Closing.” The Company may issue additional Shares within ninety (90) days of this Agreement (each such additional issuance, together with the Initial Closing, a “Closing”).

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the Closing:

2.1 All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Shares on the date hereof has been taken or will be taken prior to the date hereof. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the date hereof, and the issuance and delivery of the Shares has been taken or will be taken prior to the date hereof. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.2 The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement and subject to any required blue sky filings, the Shares will be issued in compliance with all applicable federal and state securities laws.

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3. Representations and Warranties of Each Purchaser. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that the following representations are true and complete as of the Closing:

3.1 the Purchaser has the full power and authority to enter into this Agreement and to perform its obligations hereunder;

3.2 this Agreement is a binding obligation on the Purchaser, enforceable in accordance with its terms;

3.3 neither this Agreement, nor the Purchaser’s performance hereunder, conflicts with, or otherwise violates the terms of, any other instrument or agreement to which the Purchaser is a party;

3.4 the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”);

3.5 the Shares being acquired must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available;

3.6 the Purchaser understands that the Company is a development stage company carrying with it all the risks inherent in a speculative venture; and

3.7 the Purchaser has consulted with its own legal and tax advisors with respect to this transaction and that neither the Company, nor the Company or its legal counsel, K&L Gates LLP, has provided the Purchaser with any legal or tax advice in connection with this transaction.

4. Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Purchaser) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration (as defined below)), the Company shall subject to the provisions of Section 4, cause to be registered all of the Shares (the “Registrable Securities”) that the Purchaser has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 before the effective date of such registration, whether or not the Purchaser has elected to include Registrable Securities in such registration. For purposes of this Section 4, “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered. The right of the Purchaser to request registration or inclusion of Registrable Securities in any registration pursuant to this Section 4 shall terminate upon the earlier of: (x) the closing of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation), (y) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Purchaser’s shares without limitation during a three-month period without registration, and (z) the first anniversary of the Company’s initial public offering of Common Stock under the Securities Act. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to this Section 4, the Company shall not be required to include any of such Purchaser’s Registrable Securities in such underwriting unless such Purchaser accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Purchaser in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Purchaser or in such other proportions as shall mutually be agreed to by all such selling Purchaser.

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5. Miscellaneous.

5.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements whether written or oral with respect to the subject matter hereof.

5.2 Further Assistance. Each party agrees to perform any further acts and to execute and deliver (with acknowledgment, verification, and/or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Agreement and the transactions contemplated herein.

5.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same agreement, binding on the parties hereto. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

5.4 Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement is declared by a court of competent jurisdiction to be illegal or invalid, the illegal or invalid terms or provisions shall not affect any of the other terms and provisions hereof, which shall remain binding and enforceable.

5.5 Governing Law. The laws of the state of Delaware (without giving effect to its conflicts of laws principles) govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates, including without limitation, its validity, interpretation, construction, performance, and enforcement.

5.6 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

5.7 Amendment. This Agreement may be amended, or any term hereof waived, only by a writing signed by the Company and the holders of a majority of the Shares purchased hereunder.

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IN WITNESS WHEREOF, the parties have executed and acknowledged this Share Issuance Agreement effective as of the date first set forth above.

HANCOCK JAFFE LABORATORIES, INC.

/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer

PURCHASER

Name:
Title:

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